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                                                                    EXHIBIT 10.3

                             SPLIT-DOLLAR AGREEMENT

                                DIRECTOR VERSION

This Agreement made this 3rd day of September, 1993 by and between Park National Bank (hereafter the "Bank") and Leon Zazworsky (hereafter the "Director").

WITNESSETH:

WHEREAS, in consideration for the contemplated services of Director to the Bank, the Bank desires to assist the Director in providing life insurance for the benefit and protection of his family on a split-dollar basis; and,

WHEREAS, the Bank desires to continue to own the insurance policy(ies) provided so the Bank will have security for the repayment of the amounts which it will contribute toward payment of the premiums due on the policy(ies);

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed between the parties hereto as follows:

         I. DEFINITION OF "NET AMOUNT AT RISK": Net Amount at Risk as used herein shall mean the difference between the death proceeds of the insurance policy(ies) identified in Exhibit A (hereafter the "Policy(ies)") and the cash accumulation account of the Policy(ies), determined at date of death.

         II. POLICY TITLE AND OWNERSHIP: The Bank shall be the owner of the Policy(ies) on the Director's life and may exercise all rights of ownership with respect to the Policy(ies).

         III. BENEFICIARY DESIGNATION RIGHTS: The Director shall have the right to designate in Exhibit A the beneficiary(ies) to receive his (or her) share of the proceeds payable on his (or her) death and to elect and change a payment option for such beneficiary(ies) but subject to any right or interest the Bank may have in such proceeds as provided herein.

         IV. PREMIUM PAYMENT METHOD: The Bank agrees to remit to the Insurer(s) the entire premium amount when due.

         V. THE AMOUNT OF DIRECTOR INSURANCE AND THE DIVISION OF DEATH PROCEEDS OF THE POLICY(IES):

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                  A.       The amount of the Director death benefit will be
                           $100,000.

                  B. The Director's beneficiary(ies), designated in accordance with Paragraph III (above), shall, at the death of the Director, be entitled to the amount identified in paragraph V.A.(above), if different than the amount in Exhibit A.

                           Payment of insurance amounts shall be subject to the following conditions:

                           l. Director is fully vested after 3 years of service.

                           2. After retirement, resignation or for other reasons not re-elected to serve, Director has not been employed by or in any financial services firm offering like or similar products as Bank, except with written approval of Bank.

                           3. The Board determines that a Director has not violated a standard of conduct as outlined in the indemnification provisions of the Articles of Incorporation.

                           4. The Board of Directors may waive any of the above retirement/termination conditions.

                  C. The Bank shall be entitled to the remainder of the death proceeds less any loans on the Policy(ies) and unpaid interest or cash withdrawals previously incurred by the Bank.

                  D. Notwithstanding any provision hereof to the contrary, the Director shall have the right to absolutely and irrevocably assign by gift all of his (or her) right, title and interest in and to this Agreement and to the Policy(ies) to an assignee. This right shall be exercisable by the execution and delivery to the Bank of a written assignment, in substantially the form attached hereto as Exhibit B, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Director and duly accepted by the Assignee thereof, the Bank shall consent thereto in writing, and shall thereafter treat the Director's assignee as the sole owner of all of the Director's right, title and interest in and to this Agreement and in and to the

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                           Policy(ies). Thereafter, the Director shall have no
                           right, title or interest in and to this Agreement or the Policy(ies), all such rights being vested in and exercisable only by such assignee.

         VI. DISTRIBUTION OF THE POLICY CASH SURRENDER VALUE: The Bank shall be entitled to the Policy(ies)' net cash surrender value, as defined in the Policy(ies), should a surrender occur.

         VII. TERMINATION OF AGREEMENT: This agreement shall terminate if the Director fails to meet any benefit condition in V.B.(above).

         VIII. AGREEMENT BINDING UPON PARTIES: This Agreement shall bind the Director and the Bank, their heirs, successors, personal representatives and assigns.

         IX. NAMED FIDUCIARY AND PLAN ADMINISTRATOR: C. Daniel DeLawder or David C. Bowers is hereby designated the "Named Fiduciary" until resignation or removal by the Board of Directors of the Bank. The Named Fiduciary, shall be responsible for the management, control and administration of the Split Dollar Plan as established herein. The Named Fiduciary may allocate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

         X. FUNDING POLICY: The funding policy for this Plan shall be to maintain the Policy(ies) in force by paying all premiums required, when due.

         XI. AMENDMENT: This Split Dollar Plan may be amended at any time and from time to time by a written instrument executed by the Director and the Bank.

         XII. BASIS OF PREMIUM PAYMENTS AND BENEFITS: Payments to and from the Plan established herein shall be in accordance with the provisions of paragraphs I through VI, inclusive.

         XIII. CLAIMS PROCEDURE: Claim forms or claim information as to the subject Policy(ies) can be obtained by contacting:

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                            Ben McCoy
                            Turner & Shepard, Inc.
                            17 S. High Street
                            Columbus, OH  43215

                  When the Named Fiduciary has a claim which may be covered under the provisions described in an insurance Policy, he (or she) should contact the office or the person named above who will either complete a claim form and forward it to an authorized representative of the Insurer(s) or advise the Named Fiduciary what further requirements are necessary. The Insurer(s) will evaluate the claim and make a decision as to payment within 90 days of the date the claim is received by the Insurer(s). If the claim is payable, a benefit check will be issued to the Named Fiduciary and forwarded through the office or person named above.

                  In the event that a claim is not eligible under a Policy(ies), the Insurer(s) will notify the Named Fiduciary of the denial. Such notification will be made in writing within 90 days of the date the claim is received and will be transmitted through the office or person named above. The notification will include the specific reasons for the denial as well as specific reference to the policy provisions upon which the denial is based. The Named Fiduciary will also be informed as to the steps which may be taken to have the claim denial reviewed.

                  A decision as to the validity of a claim will ordinarily be made within 10 working days of the date the claim is received by the Insurer(s). Occasionally, however, certain questions may prevent the Insurer(s) from rendering a decision on the validity of the claim within the specific 90-day period. If this occurs, the Named Fiduciary will be notified of the reasons for the delay as well as the anticipated length of the delay, in writing and through the office or person named above. If further information or other material is required, the Named Fiduciary will be so informed.

                  If the Named Fiduciary is dissatisfied with the denial of the claim or the amount paid, he or she has 60 days from the date he (or she) receives notice of a claim denial to file his (or her) objections to the action taken by the Insurer(s). If the Named Fiduciary wishes to contest a claim denial, he (or she) should notify the person or office named above who will assist in making inquiry to the Insurer(s). All objections to the Insurer(s)'s actions should be in writing and submitted to the person or office named above for transmittal to the Insurer(s).

                  The Insurer(s) will review the claim denial and render a decision on such objections. The Named Fiduciary will be informed in writing of the decision of the Insurer(s) within 60 days of the date the claim request is received by the Insurer(s). This decision will be final. Once a decision has been rendered as to the distribution of Policy(ies) proceeds under the claim procedure described above, claims for any benefits due under the Plan or the surrender of a Policy(ies) may be made in writing by the Bank or the Bank's designated representative and Director or his designated beneficiary(ies), as the case may be, to the Named Fiduciary. In the event a claim for benefits is wholly or partly denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify the Bank or the Bank's designated representative and Insured or his (or her) designated beneficiary(ies), as the case may be, of such total or partial denial or dispute listing:

                  A. The specific reason or reasons for the denial or dispute;

                  B. Specific reference to pertinent plan provisions upon which the denial or dispute is based;

                  C. A description of any additional information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and,

                  D. An explanation of the Plan's review procedure. Within 60 days of denial or notice of claim under the Plan, a claimant may request that the claim be reviewed by the Named Fiduciary in a full and fair hearing. A final decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review.

         XIV. SEVERABILITY AND INTERPRETATION: If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to

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                  narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

         XV. INSURANCE COMPANY(IES) NOT A PARTY TO AGREEMENT: The Insurer(s) shall not be deemed a party to this Agreement but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance of its contractual obligations in accordance with Policy provisions shall fully discharge the Insurer(S) for any and all liability.

Executed at Hebron, Ohio, on this 3 day of Sept. 1993.

 /s/ Neil E. Milford                       By: /s/ Lee Zazworsky
------------------------                       ------------------------------
 Witness                                       Director - Signature

                                           Leon Zazworsky
                                           ----------------------------------
                                           Director - please print

 /s/ Cindy M. Kosik                        By: /s/ David C. Bowers_ Sr. Vice
-------------------------                      ------------------------------
 Witness                                       Pres.
                                               -----
                                                                   Title

                                           Park National BanK
                                           ----------------------------------
                                           Bank

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                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

PART I -- LIFE INSURANCE POLICY(IES)

DIRECTOR: Leon Zazworsky

Insurer: xxxxxxxxxx           Issue Date: xxxxxxxxxx

Policy Number: xxxxxxxxxx

Director's Split Dollar Amount: $100,000.00

Part II -- DIRECTOR'S BENEFICIARY

         Primary Beneficiary, Relationship: xxxxxxxxxx

         Contingent Beneficiary(s), Relationship: xxxxxxxxxx

The Exhibit A is that one referred to in the Split Dollar Agreement dated July 1 , 1993 entered into by Park National Bank and Leon Zazworsky .

Dated: 9/3/93

Witnesses:  /s/ Neil E. Milford            /s/ Lee Zazworsky
           -----------------------         ---------------------
                                           Director Signature

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                                    EXHIBIT B

                IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR AGREEMENT

         THIS ASSIGNMENT, dated this _______ day of __________, 19__,

         WITNESSETH THAT:

         WHEREAS, the undersigned (the "Assignor") is the Director party to that certain Split-Dollar Agreement (the "Agreement"), dated as of ____________, by and between the undersigned and __________________________ (the "Bank"), which Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

         WHEREAS, pursuant to the provisions of said Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Bank of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement to an Assignee; and

         WHEREAS, the Assignor desires to exercise said right;

         NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants, and transfers to _________________________________________________________ (the
"Assignee") all of the Assignor's right, title and interest in and to the Agreement and said policies of insurance, intending that, from and after this date, the Agreement be solely between the Corporation and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.

         Assignor: _____________________________________________________________

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                            ACCEPTANCE OF ASSIGNMENT

         The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement, by and between such Assignor and the Bank, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreement, as if the original Director party thereto.

                                        _______________________________________
                                        Assignee

Dated:__________________

                              CONSENT TO ASSIGNMENT

         The undersigned Bank hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement, by and between the Assignor and the Bank, to the Assignee designated therein. The undersigned Bank hereby agrees that, from and after the date hereof, the undersigned Bank shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original Director party thereto.

                                        _______________________________________
                                        BANK

                                        By: ___________________________________

                                        Dated: ________________________________

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                                                      SCHEDULE A TO EXHIBIT 10.3

         The following directors of Park National Corporation ("Park") entered into Split-Dollar Agreements with the subsidiaries of Park identified below which are identical to the Split-Dollar Agreement, dated September 3, 1993, between Leon Zazworsky and The Park National Bank ("Park National Bank") filed as Exhibit 10.3 to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (File No. 1-13006):

                      Subsidiary of Park which is a Party to     Date of Split-Dollar
Name of Director              Split-Dollar Agreement                   Agreement
-----------------   ------------------------------------------   --------------------
Maureen Buchwald    The First-Knox National Bank of Mount        May 22, 1998
                    Vernon ("First-Knox National Bank")

James J. Cullers    First-Knox National Bank                     May 22, 1998

R. William Geyer    Century National Bank (formerly Mutual       October 4, 1993
                    Federal Savings Bank)

Howard E. LeFevre   Park National Bank                           September 7, 2003

John J. O'Neill     Park National Bank                           September 2, 1993

J. Gilbert Reese    Park National Bank                           September 8, 1993

Rick R. Taylor      The Richland Trust Company                   September 29, 1993